SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                                  STAPLES, INC.
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               (Exact name of registrant as specified in charter)


           Delaware                  0-17586                   04-2896127
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 (State or other jurisdiction      (Commission               (IRS Employer
        of incorporation           File Number)            Identification No.)


   Five Hundred Staples Drive, Framingham, MA                 01702
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    (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 508-253-5000


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          (Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

     On February 24, 2005, Staples, Inc. announced its financial results for the quarter and fiscal year ended January 29, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 8.01. Other Events

     On February 24, 2005, Staples, Inc. announced a three-for-two stock dividend and a 25% increase in its annual cash dividend. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.2 to this Current Report on Form 8-K.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2005                        Staples, Inc.

                                               By: /s/ Jack VanWoerkom
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                                                   Jack VanWoerkom

                                                   Executive Vice President,
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit No.                    Description
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99.1                           Press release dated February 24, 2005.

99.2                           Press release dated February 24, 2005.